Exhibit 99.1

2026 Investor Day Nasdaq (FOCL) June 1, 2026 1

FORWARD - LOOKING STATEMENTS & DISCLAIMER This presentation is being furnished for informational purposes only and may be given in conjunction with an oral presentation. It should not be taken out of context. Unless the context requires otherwise, references to "FocalTherics," "the Company," "we," "us," and "our" refer to EDAP TMS S.A., operating under the corporate name FocalTherics (Nasdaq: FOCL). The information contained in this presentation speaks only as of the date this presentation is made, is preliminary, subjectto change, and reflects management's current expectations as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this presentation,to conform these statements to actual results, or to make changes in the Company’s expectations, except as required by applicable law. In addition to historical information, this presentation contains forward - looking statements within the meaning of applicable federal securities laws, including Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These include statements regarding the Company’s business strategy, expected progress, expectations related to the Company’s product candidates to treat various conditions, growth and expansion plans. Forward - looking statements may be identified by words such as "believe," "can," "contemplate," "could," "plan," "intend," "may," "might," "potential," "objective," "target," "project," "predict," "forecast," "guideline," "should," "will," "estimate," "expect," and "anticipate," or their negative or similar expressions. These statements reflect management's current expectations regarding future events andfinancial performance. Forward - looking statements are subject to inherent risks and uncertainties, including matters not yet known to us or not currently considered material by us, that could cause actual results to differ materially from those expressed or implied. Important factors that could cause actual results to differ materially include, among others, the clinical status and market acceptance of the Company's High Intensity Focused Ultrasound (“HIFU”) devices; risks associated with the intended discontinuation of the Company's Extracorporeal Shock Wave Lithotripsy (“ESWL”) and Distribution operating segments, including that the discontinuation may take longer or cost more than expected, may result in disputes with customers, distributors, employees or other counterparties, and may not produce the strategic benefits anticipated; the rate and degree of market acceptance of the Company's products and therapies; the establishment and maintenance of favorable reimbursement and payment policies; the effects of increased competition; the ability to obtain required regulatory approvals; the development and protection of intellectual property; the successful completion of clinical trials; and risks associated with the current worldwide inflationary environment, the uncertain worldwide economic, political and financial environment, geopolitical instability, climate change and pandemics, or other public health crises, and their related impact on our business operations, including their impacts across our businesses or demand for our devices and services. Additional risks are described in the Company's filings with the Securities and Exchange Commission, including under the headings "Cautionary Statement on Forward - Looking Information" and "Risk Factors" in the Company's Annual Report on Form 10 - K and subsequent quarterly reports on Form 10 - Q. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. The Company makes no representations as to the accuracy or completeness of that data. In addition, projections, assumptions, and estimates of ourfuture performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. FocalTherics is a medical device manufacturer and cannot and does not recommend specific treatment approaches. The clinical data presented herein is intended for informational purposes only. Individual patient results may vary. Patients should consult their physician to determine the appropriate treatment for their individual circumstances. Certain physicians referenced in this presentation may have received consulting fees, research grants, or other compensationfrom FocalTherics. 2

Agenda

1 **RYAN RHODES**
CEO

Transformation of EDAP | Focal One®
Our Next Chapter as FocalTherics™

Commercial Leader in Robotic Focal Therapy: Prostate Cancer

Clinical Expansion of Our Focal Therapy Platform: BPH and Endometriosis

2 **BEHFAR EHDAIE, MD, MPH**
Memorial Sloan Kettering Cancer Center

Clinical Experience with Focal One Robotic HIFU

3 **STEVE ANNEN**
EVP Product Management

Innovation and Advanced Technologies

4 **KEN MOBECK**
CFO

Financials: Positioned for Growth

5 **ALL**

Closing and Q&A

FocalTherics™ 3

Transformation of EDAP | Focal One ® Ryan Rhodes, CEO Our Next Chapter as FocalTherics 4

Focal Therapy Therapeutics We are Transforming into a High - Growth Pure - Play, Robotic Focal Therapy Company with a Leading Position in Both Large and Growing Markets 5

16M 22M 26M 37M 52M 42M 43M 44M 33M 24M CY22 CY23 CY24 CY25 CY26E Commitment to Focal Therapy Focusing on Accelerating Our Growth Engine Moving Non - Core ESWL and Distribution Business to Discontinued Operations as of Q2 CY26 EDAP Revenue ($) 7% 3 yr CAGR HIFU Note: CY 26E = Midpoint o f CY26 Guidance Range 6 Non - Core

16M 22M 26M 37M 52M CY22 CY23 CY24 CY25 CY26E HIFU HIFU Revenue ($) 40% Y/Y Growth +32% 3 yr CAGR Commitment to Focal Therapy Focusing on Accelerating Our Growth Engine Note: CY 26E = Midpoint o f CY26 Guidance Range 7

Global Leader in Therapeutic Ultrasound Redefining the Treatment of Cancer and Benign Disease through Organ Sparing, Function Preserving Focal Therapy 8

Driving Growth Across Three Strategic Pillars 9 Scaling Commercial Execution in Prostate Cancer Expanding our Market Opportunity with Added Indications on the Focal One Platform Advancing Technological Innovation in HIFU and Beyond

10 Non - Invasive No Surgery No Cutting No Radiation

11 High - Intensity Focused Ultrasound (HIFU) Advanced Imaging Precise Robotic Energy Delivery Organ Sparing, Function Preserving

Defining, Building, and Leading the Category of Robotic Focal Therapy 12

Driving Commercial Success in Current Markets 13 Prostate Cancer

14 14 14 Annual Global Prostate Diagnoses Will DOUBLE by 2040 3 2.9M Cases 1.4M Cases 2020 2040 >3.5 Million Men Living with Prostate Cancer in the U.S. Prostate Cancer is the Most Common Cancer Among Men 1 >1.4 Million 2 New Cases Diagnosed Annually, Globally >330,000 New Cases Diagnosed Annually in the U.S. 1 2026 estimates from the American Cancer Society ( www.cancer.o rg ) 2 2022 estimates from the W orld Health Organization [ www.who .int / ] 3 James N, Tannock I, N'Do w J et al. The Lancet Commissio n on prostate cancer: planning for the surge in case s . The Lancet, 2024; 403, 1683 - 1722

The Shift from Radical Treatment to Focal Therapy Open Surgery Laparoscopic Surgery Robotic Surgery Robotic Focal HIFU Ablation Surgery is Still Surgery… Radiation is still Radiation… XRT Radiation IMRT Radiation SBRT Radiation 15 15

Loss of Urinary Control Treatment Complications & Recovery Treatment Effectiveness The Prostate Cancer Patient’s Dilemma A Diagnosis that Demands a Difficult Choice Active Surveillance Surgery Outcomes Radiation 16 Loss of Sexual Function

Prostate Cancer Patient Value Equation F O C A L O N E ® R O B O TI C HI F U HIGH LOW HIGH Radiation QUALITY OF LIFE PRESERVATION (Urinary and Sexual Function Outcomes) Focal One Robotic HIFU Active Surveillance Surgery PROVEN EFFICACY (Cancer Control) 17 Radical Treatments

Radical Surgery Organ - Sparing Radical Mastectomy Modified Radical Mastectomy Lumpectomy Open Radical Prostatectomy Robotic Radical Prostatectomy INCISION AREA INCISION AREAS Mastectomy = INCISION AREA REMOVED Prostatectomy = INCISION AREA REMOVED NO INCISIONS Robotic Focal HIFU Ablation 18 From Radical To Organ - Sparing Treatments The Evolution of Breast and Prostate Cancer Surgery

The Large Gap Between No Treatment and Radical Treatment

Low Risk	Intermediate Risk	High Risk
~30% of patients[1]	~50% of patients	~20% of patients
No Treatment *Active Surveillance*	⟷	Radiation or Organ Removal *Radical or Salve Treatment*

Previously, There Have Been **No Options**, Other Than Active Surveillance or Radical Treatments, **to Address Intermediate Risk Patients**

[1] Fletcher, Sean A et al. "Contemporary national trends in prostate cancer risk profile at diagnosis." Prostate cancer and prostatic diseases vol. 23,1 (2020): 81-87. doi:10.1038/s41391-019-0157-y

FocalTherics™ 19

The Large Gap Between No Treatment and Radical Treatment

Low Risk	Intermediate Risk	High Risk
~30% of patients[1]	~50% of patients	~20% of patients

No Treatment
Active Surveillance

Radiation or Organ Removal
Radical or Salve Treatment

Focal One HIFU Bridges the Gap

Low and Intermediate Risk Patients **Represent a >$4B TAM[2]**

[1] Fletcher, Sean A et al. "Contemporary national trends in prostate cancer risk profile at diagnosis." Prostate cancer and prostatic diseases vol. 23,1 (2020): 81-87. doi:10.1038/s41391-019-0157-y
[2] Company Data on File

FocalTherics™ 20

Focal Therapy Emerging Paradigm Shift in Treatment Options Past 1 Current 2 Future 2 Focal Therapy Focal Therapy Expected to Grow to ~ 40% of the Market Active Surveillance [1] As of 2013. Chen et al. Natio nal trends in the management of lo calized prostate cancer: A popul ation - based analysis 2004 - 2013. Prostate. [2] Company Data on File 21 Radiation Surgery Active Surveillance Radiation Surgery Active Surveillance Radiation Surgery

Focal One Transrectal HIFU

Offers Superior Access, Precision, and Tissue Preservation



Transurethral

- × Requires MRI Suite and 2nd Physician
- × Non-Focused Energy
- × Bleeding from Urethra and Tissue Damage



Transperineal
(Needle-Based)

- × Punctures Through Perineum
- × Manual Placement and Positioning
- × Bleeding from Tissue Damage

Focal One Transrectal HIFU



- ✓ Single Urologist
- ✓ Precise Focused Ultrasound
- ✓ Targeted Robotic Energy Delivery
- ✓ Closest Proximity To Target Tissue
- ✓ Urethra Sparing
- ✓ No Bleeding

FocalTherics™

22

23 1 Based on Medicare claims utilization data published by CMS in connecti on with the Hospital Outpatient Pro spective Payment System (HOPPS) Final Rules fo r CY 2021 – CY 2026. 2 IRE and TULSA treatment volumes may include procedures other than prostate cancer treatment, as applicable billing co des are not histo rically prostate - specific. 3 Company Data on File HIFU Fastest Growing Focal Therapy Treatment 1 #1 Ablation Technology for Prostate Cancer 2019 2020 2021 2022 2023 2024 HIFU Cryo IRE 2 TULSA 2 2025 3

24 Clinical Evidence Supports and Favors Focal One Robotic HIFU

25 Landmark Studies Demonstrate Positive Clinical Outcomes Supporting Focal One HIFU Therapy HIFU Demonstrated Superior Progression - Free Survival compared to Active Surveillance HIFI 1 European Urology HIFU vs Radical Prostatectomy HIFU Demonstrated High Cancer Control and Superior Continence and Erectile Function Preservation HIFI - 2 2 European Urology Oncology HIFU in Salvage Post Radiation HIFU Demonstrated High Cancer Control. 71% ADT - free Survival at 30 Months Int. Urology and Nephrology HIFU Demonstrated Higher Survival at 10 Years versus Radiation FARP 4 Presented at AUA 2025 Focal Ablation Demonstrated Equivalent Cancer Control HIFUSA 5 Presented at AFU 2025 Long - Term Retrospective CGRD 3 Prospective Comparative Prospective Salvage HIFU vs Radiation RCT Focal Ablation vs Radical Prostatectomy HIFU vs Active Surveillance RCT [ 1 ] Ploussard G et al . "W hol e - gland o r Subtotal High - intensity Focused Ultrasound Versus Radical Pro statectomy : The Pr ospective, Noninfe riortiy, Nonrandomized, HIFI Trial . " European Urology , Nove mber 2024 . DOI : 10 . 1016 /j . eurur o . 2024 . 11 . 006 , [ 2 ] Ploussard G et al . "HIFI - 2 : Prospective nationwide study acro ss 32 centers in France, 531 patients . ADT - free survival 71 % at 30 months . " European Uro logy Oncology, 2025 . , [ 3 ] Yeh HT et al . " 10 - year onco logical outcomes of EBRT versus HIFU for stage II prostate cancer : a multicenter Chang Gung Research Database (CGRD) study with inve rse - probability - of - treatment weighting (IPTW) analysis . " International Urology and Nephrol ogy , 2025 . DOI : 10 . 1007 /s 11255 - 025 - 04805 - 7 , [ 4 ] Baco E et al . "Final 3 - year outcome of F ocal Ablation versus Radical Prostatectomy (FARP) Randomiz ed Control led Trial . " Presented at 120 th AUA Annual Meeting, April 27 , 2025 . NCT 03668652 . , [ 5 ] S . Crouz et et al . Résultat préliminaire de l’étude randomisée HIFUSA, Progrès en Urologie - FMC, Volume 35 , Issue 7 , Supple ment, 2025 , Pages S 114 - S 115 , ISSN 1761 - 676 X,

26 Patients Free from Salvage Treatment at 30 Months 90% 86% Radical HIFU Prostatectomy 1 Cancer Control 2 Maintain Urinary Control 3 Preserve Erectile Function Pad - Free Continence at 12 Months Δ 11% HIFU SURGERY Δ 6 Decrease from Baseline at 12 Months HIFU SURGERY HIFI Study: HIFU vs Radical Prostatectomy 1 Largest Prospective Comparative Multicenter Study in the Treatment of Prostate Cancer [1] Ploussard et al. “Whole - gland o r Subtotal High - intensity Focused Ultrasound Versus Radical Pro statectomy: The Prospective, Noninfe rior ity , Nonrandomized HIFI Trial.” European urology vol. 87,5 (2025): 526 - 533. doi:10.1016/j.e ururo.2024.11.006 Primary Endpoint Secondary Endpoint Secondary Endpoint 3,328 Patients 46 Centers 80+ Urologists

27 0% 20% 40% 60% 80% 100% Optimal Trifecta Outcomes Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation Surgery Ultrasound Focal Ablation Oncologic Control (ITT Treatment Failure Free) Continence (Pad Free) Erectile Function Preservation [1] Baco et al. Final, three - year onco logical results of a randomized clinical trial FARP comparing Focal Ablation and Radical P ro statectomy in patients with unilateral clinically - significant prostate cancer. Journal of Urol ogy [Internet]. 2025 May 1;213(5S):e714. [2] Baco et al. Focal Ablati on Versus Radical Prostatectomy for Intermediate - Risk Prostate Cancer: Interim Analysis of a Rando mized Contro lled Trial. The J ournal of Urology. Vo l. 206, No. 3S, Supplement, Sunday, September 12, 2021 213 Patients Randomized Controlled Trial Equivalent Oncologic Control at 3 years (93.5% TFF vs 91.5%) Superior Functional Outcomes 25% of Patients Refused Radical Prostatectomy after Randomization and Chose Focal Ablation FARP: Focal Ablation vs Radical Prostatectomy Level 1 Evidence from RCT Validates HIFI Study Outcomes 1,2

Growing Global Adoption of Focal One Robotic HIFU 28

F O C A L O N E A D O P T I O N A C C E L E R A T I N G At Major U.S. Hospitals 91 Focal One Systems as of Mar. 31, 2026 (43 Academic – 48 Community) 29

30 Focal One is the Leading Focal Therapy Technology Strong Adoption by the Highest Ranked Prostate Cancer Hospitals in the US Best Hospitals for Urology 70% 7 Out of 10 SUO Approved Programs 66% 23 Out of 35 NCCN Member Institutions 58% 19 Out of 33 National Comprehensive Cancer Network ® 3 3 0 0

F O C A L O N E A D O P T I O N A C C E L E R A T I N G At Major U.S. Hospitals 91 Focal One Systems as of Mar. 31, 2026 300+ Hospitals in Sales Pipeline 91 Focal One Systems as of Mar. 31, 2026 (43 Academic – 48 Community) 31

F O C A L O N E A D O P T I O N A C C E L E R A T I N G At Major European Hospitals 41 Focal One Systems as of Dec. 31, 2025 254 Focal One Treatment Clinical Sites FOCAL ONE FIXED SITES FOCAL ONE MOBILE SITES 32

Full Spectrum of Academic Centers, Large Community Hospitals & Regional Centers 175+ Installed Base 1 FocalTherics has the Most Established And Growing Global Commercial Adoption of any Focal Therapy Company FOCAL ONE FIXED SITES FOCAL ONE MOBILE SITES 33 [1] As of March 31, 2026

Consistent Execution Driving Durable Growth U.S. Market 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 US Install Base US Procedure Volume 34 [1] As of March 31, 2026 91 Installed Base 1 53% Procedure Volume Growth 1 • Expanding Installed Base at Community Hospitals and Major Health Systems, Including Opportunities for Multi - System Sites • Growing Physician Adoption Through Education, Training, and Clinical Evidence • Driving Patient Demand for a Non - Invasive, Effective, Function Preserving Treatment Option

Sharpened Commercial Strategy in Key Markets O.U.S Market 84 Installed Base 1 30% Procedure Volume Growth 1 • Direct Commercial Model in Select Markets (UK, Nordic Countries, etc.) • Reimbursement Established in France from HIFI Study • Converting a Legacy Mobile System Service Model to Capital Sales • Initial Entry into India and LatAm Countries • Early Launch in Endometriosis Driving Multi - Specialty Sales 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 OUS Install Base OUS Procedure Volume 35 [1] As of March 31, 2026

Executing Disciplined Commercial Strategy for Scalable Growth • Transition Sites to Clinically Autonomous Programs Targeting Account Activation Building Program Building Scaling Program Independence <10% 36 Penetration into Initial Target Market Leaves Substantial Runway 53% YoY Procedure Growth in Q1 2026 70% U.S. Procedures YTD Required No Clinical Application Support • Drive Increased Utilization with Physician Training, Education & Clinical Evidence • Develop Robust Patient Pipeline through Dedicated Hospital Marketing and Program Support • Reduce Reliance on Clinical Staffing as Programs Mature • Expand Installed Base through Sales to Greenfield High - Volume Centers • Prioritize Accounts with Multi - System and Multi - Urologist Opportunities

Saint Alphonsus Medical Center: Boise, ID Program Launch Excellence Q1 Q4 Q2 Q3 Significant Case Volume Growth in First Year of Program Launch 37

Creates Favorable Environment for Growth S TR O N G R E I M B U R S E M E N T 1. Cat. 1 CPT ® Code at APC Level 6 2. Favorable Physician Payment 3. Growing Coverage 38 Based on CMS Ho spital Outpatient Prospe ctive Payment System Final Rule

Hospital Outpatient Medicare Payment 2026 Payment CPT ® Code Procedure $5,478 55875 Prostate Brachytherapy $9,671 55873 Cryo Ablation $9,671 55880 HIFU $10,860 55866 Laparoscopic/Robotic Prostatectomy +4.3% 39 Medicare Payment (Natio nal Average). From C MS Hospital Outpatient Prospective Payment System – CY25 and CY 26 Final rule

Favorable Physician Payment Physician Payment (Medicare - 2026) Work RVU (2026) CPT ® Code Procedure $530 11.21 55882 MRI Transurethral Ultrasound Ablation $693 13.12 55875 Prostate Brachytherapy $692 13.26 55873 Cryo $675 13.50 55877 Irreversible Electroporation $884 17.29 55880 HIFU $1,087 21.90 55866 Laparoscopic/Robotic Prostatectomy 40 Based on CMS Physician Fee Schedule – CY 2026 Final rule

Medicare Coverage : Automatic for All Patients Nationwide National and Local Plans may Provide Individual Payment According to their Coverage Policies and/or Local Arrangements Existing and Upcoming Positive Clinical Evidence will Provide Broader and Expanded Coverage Expanding Patient Access 41

Clinical Expansion of our Focal One Platform 42 BPH and Endometriosis

Benign Prostatic Hyperplasia (BPH) Market

100+ Million[1]
Men Living with BPH Globally

13+ Million[1]
New Cases Diagnosed Annually, Globally

600,000+[2]
New Cases Diagnosed in the U.S.



Normal Prostate
Enlarged Prostate
Compressed Urethra

[1] Chen X, Yang S, He Z, Chen Z, Tang X, Lin Y, Huang Y, Hou J, Wei X. Comprehensive analysis of the global, regional, and national burden of benign prostatic hyperplasia from 1990 to 2021. Sci Rep. 2025 Feb 15;15(1):5644. doi: 10.1038/s41598-025-90229-3. PMID: 39955408; PMCID: PMC11830103.
[2] Urologic Diseases in America. 2024. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases. 2024

FocalTherics™ 43

BPH Treatment is a Highly Fragmented Market


5%
12%
13%
16%
54%
TURP
Aquablation
Urolift
HoLEP
Rezum

Focal One will be the **ONLY Non-Invasive, Non-Surgical** Focal Therapy Solution

Market share calculated as each procedure's share of 288,935 reported US BPH procedures in 2025 across TURP, Aquablation, UroLift, HoLEP, and Rezūm.
Source: proudP analysis of 2025 US BPH procedure volumes.
Procedure-volume proxy only; does not represent total BPH care, as ~95.9% of diagnosed US BPH patients were managed without procedural intervention in 2025.

FocalTherics™ 44

BPH Indication Expansion Pipeline Feasibility 2026 Next Key Catalyst Launch of Pivotal Study 2027 Parallel Studies O.U.S. Phase I - II Multi - Center Study Data Readout 2026 U.S. IRB Approved as part of U.S. – Chile Collaboration BPH 45

A BPH Solution Designed to Meet Patient Priorities Non - Invasive No Bleeding No Foreign Body No Quality - of - Life Tradeoffs Particularly Compelling for the Growing Number of BPH Patients on Anti - Coagulation Medication who are at Risk of Bleeding Complications 46

Ideally Suited to Capture Significant Portion of BPH Market Same Focal One Platform Same Installed Base Same Urology Call Point Same Physicians & Staff 47

Prostate Cancer BPH Straightforward Pathway to Additional Prostate Indications BPH Prostate Cancer Payment and Coding Freedom to Operate CPT Category 3 Code (Transrectal HIFU Treatment, S pecifically for BPH) Regulatory Enrolling Parallel Studies 14 Patients Treated in Latin America Focal One 48 Other Technologies

49 Deep Infiltrating Endometriosis (DIE) Endometriosis Lesions Infiltrating Rectal Wall 38M Women Living with Deep Infiltrating Endometriosis Globally 1,2,3,4 783,000+ Patients Diagnosed with Deep Rectal Endometriosis Globally 1,2,3,4 225,000+ Patients Diagnosed with Deep Rectal Endometriosis in U.S. 1,2,3,4 [ 1 ] Abrão MS, Petraglia F, Falcone T, Keckstein J, Osuga Y, Chapron C . Deep endo metrio sis infiltrating the recto - sigmoid : critical facto rs to consi der before management . Human Reproduction Update, 2015 ; 21 (3) : 329 - 339 . [ 2 ] Wenwei Li, Huiyan Feng, Qingjian Ye . Factors contributing to the delayed diagnosis of endo metrio sis — a systematic review and meta - analysis . Frontiers in Medicine, 2025 ; doi : 10 . 3389 /fmed . 2025 . 1576490 . [ 3 ] Agarwal SK, Chapron C, Giudice LC, et al . Clinical diagno sis of endometri osis : a call to actio n ; underdiagno sis estimated at up to 60% . Della C orte L et al, 2020 ; cited in scoping review 2024 . [ 4 ] United Nations, Department of Economic and Social Affairs, Populatio n Division . Wor ld Popul ation Prospects 2024 . Women aged 15 - 49 by country, 2024 mid - year estimates . [ 5 ] Vercellini P, et al . Surgery versus hormonal therapy fo r deep endo metriosis : hormonal treatment is ineffective or not tolerated in ~ 30 % of women . Minerva Ginecol, 2016 ; PMID 27544308 .

Deep Infiltrating Endometriosis (DIE)

Characterized by Lesions that Penetrate >5mm Below the Peritoneal Surface, Invading Surrounding Structures like the Bowel, Bladder, and Rectum.

Current Treatment Options are Lacking and Limited to Hormonal and/or Surgical Management. When Offered the Choice,

91% of Women Prefer Non-Surgical Options[1]



[1] Vercellini P, et al. Surgery versus hormonal therapy for deep endometriosis: hormonal treatment is ineffective or not tolerated in ~30% of women. Minerva Ginecol, 2016; PMID 27544308.

FocalTherics 50

Endometriosis Indication Expansion Pipeline Next Key Catalyst Phase I Feasibility 2020 Full Commercial Roll Out U.S. Endometriosis Finalize Strategy for Regulatory Pathway by End of 2026 51 Long - Term Data Readout from European Studies Breakthrough Designation Awarded 2024 Initial Data from European Phase I & II O.U.S. Endometriosis Phase II Pivotal 2024 Phase III RCT Limited European Launch 2026 Ongoing Next Key Catalyst

Phased Launch Program Establishes Framework for Broad Commercial Rollout Training Pipeline Phase 1: Case Observation (Launch & Training) Phase 2: Initial Cases (Proctored Case Series) Phase 3: 3 - 20 Cases (Review of Case Series & Initial Patient Outcomes) Phase 4: 20+ Cases (Advanced Program Development) Goal to end 2026 with Several Active Reference Centers with Influential Thought Leaders x 3 x 5 x 2 x 1 52

480K (O.U.S) 235K (U.S.) 1.5M (O.U.S) 400K (U.S.) Focal One Platform Expansion Opportunity Represents a TAM of 4.3M+ 1 Procedures and $10B+ Revenue >4.3M Procedures 1.7 M Procedures (Global) Endometriosis BPH Prostate Cancer 53 [1] Management Estimates; data on fi le.

Behfar Ehdaie, MD, MPH Memorial Sloan Kettering Cancer Center 54

Focal Therapy for Prostate Cancer and Urologic Oncology: A Paradigm Shift in Treatment Behfar Ehdaie, MD, MPH Associate Member Urology Service, Department of Surgery Department of Epidemiology and Biostatistics Memorial Sloan Kettering New York, NY

Overall Prostate Cancer Survival In All Men In The PROTECT Trial: 2.7% At 15 Years [Hamdy, 2023]

Approximately 40% Of Men Randomized To Active Monitoring Underwent Radical Prostatectomy Or Radiation Therapy Within 5 Years [Hamdy, 2023]

Has The Probability Of Regaining Sexual Function After Prostate Cancer Surgery Improved Over The Last Decade? [Mulhall, 2018]

Similarly, We Have Not Observed Improvements In The Probability Of Regaining Urinary Function After Surgery [Ehdaie, 2022]

Overcoming The Problem Of Tumor Multifocality Within The Prostate Has Been Key To The Emergence of Focal Therapy Grade Group 2 (Gleason score 3+4) Grade Group 1 (Gleason score 3+3) Grade Group 1 (Gleason score 3+3) [Arora et al, 2004]

Adverse Pathologic Features, Including Highest Stage, Gleason Score, And Tumor Volume Converge To Define The Index Lesion Tumor Volume 93.5% Highest Gleason Score [Arora, 2004]

Multiparametric MRI Is Enabled Physicians To Detect The Index Lesion And Map The Prostate Gland

Patient Selection Criteria Preferred Focal Therapy Candidates: • GG 2 or GG 3 prostate cancer in a single lesion visible on MRI • Concomitant GG1 prostate cancer elsewhere in the gland is allowed and observed • PSA ≤20 if prostate gland size <100gm • No evidence of extraprostatic extension (MRI) • HIFU: • Anterior margin of treatment ≤4cm from the rectal wall • No treatment plans crossing midline anterior to the urethra

Who Is A Candidate For Focal Therapy? Across 3 prospective prostate cancer diagnostic and screening clinical trials in the UK (total accrual > 700 patients) • 48 - 68 % of patients suitable for focal therapy

Key Trends In Patient Selection Expanding Focal Therapy Eligible Patients A. >60% of patients in the United States with low grade prostate cancer are enrolled in active surveillance and approximately 20% of these patients have higher grade cancer detected within 24 months B. MRI targeted prostate biopsies have enabled detection of low volume ‘high risk’ prostate cancer in a single lesion visible on MRI C. Utilization of MRI in post radiation patients have enabled detection of recurrence earlier and localized stage making them candidates for salvage focal treatment

• Advanced imaging and MR - targeted biopsies have improved the ability to localize disease and risk stratify prostate cancer • Patients are seeking an option between active surveillance and radical therapy • Patients are more accepting of less invasive treatments to optimize quality of life as they seek to expand their own interests instead of seeing prostate cancer as only a life or death decision Low Risk Relapse Metastatic Intermediate Risk High Risk Active Surveillance Focal treatment (HIFU) Salvage treatment (HIFU) Radical treatment (Prostatectomy, Radiotherapy, HIFU) Focal Therapy Fills An Important Treatment Gap In Prostate Cancer

Where Is Focal Therapy For Prostate Cancer Today? • Inclusion in guidelines • Rapid increase in scientific publications • Participation in focal therapy instructional courses at national meetings

European Association Of Urology Has Changed Their Guidelines To Include Offering Focal Therapy (HIFU/Cryo) For Prostate Cancer Outside Of Clinical Trails – Now Within Prospective Registries.

Annual Scientific Publications Have Quadrupled In The Last 2 Decades 1,609 474

American Urological Association Offered 2 Courses In Focal Therapy For Prostate Cancer And Both Sessions Were Fully Registered

My Experience With The Commercial Utilization Of The Focal One ® Device Advantages • Leading technology among competition in efficiency and decreased treatment time per treatment • The robotic positioning system provides highly reproducible targeting with submillimeter accuracy and automated treatment planning thereby reducing operator variability • Ease of workflow: OR device without requirement of the MRI suite • State of the art: 1) Real - time treatment modification to adjust treatment boundaries and update plans if anatomy shifts 2) MRI/ultrasound fusion software to improve identifying and targeting the tumor

Data: Oncologic Efficacy [Fainberg, Ehdaie Unpublished ] No evidence of clinically significant prostate cancer in the targeted area in 93% of patients at 12 months In - field (12 - month biopsy) Whole gland 12 - month biopsy 57 (93%) 54 (89%) Oncological efficacy No evidence of GG >=2 57 (93%) 41 (67%) Biopsy Outcome NED 0 (0%) 13 (21%) GG1 3 (4.9%) 6 (9.8%) GG2 1 (1.6%) 1 (2%) GG3 0 (0%) 0 (0%) GG4 - 5

Data: Quality of Life [Fainberg, Ehdaie Unpublished ] • Good or moderate erectile function reported in 90% of patients with or without medications at 12 months. • No incontinence requiring pads reported at 12 months. 12 - month 6 - month 3 - month Baseline N N Characteristic (9 - 15 months) N = 18 (4 - 9 months) N = 44 (2 - 4 months) N = 56 = 76 8 (4, 11) 7 (4, 10) 9 (4, 12) - - 55 MSHQ (Range 1 - 15; Higher Indicates Better Ejaculatory Function) 7 (5, 10) 5 (3, 10) 6 (3, 9) 6 (4, 12) 184 IPSS (Range 0 - 35; Higher Indicates worse urinary symptoms) 21 (8, 29) 24 (7, 28) 20 (6, 26) 26 (19, 30) 180 IIEF (Range 1 - 30; Higher indicates better erectile function)

Conclusions • Data supports offering focal therapy as a viable treatment option for select (and growing population) of patients with prostate cancer • Rapid adoption in academic hospitals enables a pipeline of residents and medical students exposed to focal therapy • Inclusion of focal therapy in academic meetings (courses, research sessions, panels) will positively influence specialty and national guidelines • Focal therapy has reduced the burden of prostate cancer for patients without compromising oncologic outcomes

Thank you for your attention

Innovation & Advanced Technologies 77 Steve Annen, EVP Product Management

The Focal One Robotic HIFU Advantage Accurate Treatment Targeting Precision HIFU Energy Ablation Easy - To - Use Workflow with Treatment Versatility Ongoing Commitment to Invest in Clinician - Driven Innovation Validated by Surgeons, Proven in Practice 78

Purpose Built for Precision Focal Therapy: Seamless Integration of Technologies Precision Robotics Dynamic Focusing Probe High Resolution Imaging Mature Software Driven Workflow 79

Scalable Focal One Platform Enables Simultaneous Innovation Robotics Precision Focused Ultrasound AI - Driven Treatment Remote Connectivity Advanced Imaging 80

Precision Focused Ultrasound Robotics Remote Connectivity AI Driven Treatment Advanced Imaging Scalable Focal One Platform Enables Simultaneous Innovation 81

Launch MRI NEW 2024 3D Biopsy 2024 - 2025 AI Treatment Planning 2025 - 2026 PSMA PET 2026 PSMA PET TELIX Pharmaceuticals Collab Open Platform for Advanced Imaging Driven Treatment 82

Precision Advanced Focused Imaging Ultrasound Robotics Remote Connectivity AI - Driven Treatment Scalable Focal One Platform Enables Simultaneous Innovation 83

Mapping of Cancer & Critical Structures Real - Time Monitoring of Anatomy Ability to Assess Tissue Ablation AI Integration Shaped by Clinician Feedback 84

Precision Advanced Focused Imaging Ultrasound Robotics AI Driven Treatment Remote Connectivity Scalable Focal One Platform Enables Simultaneous Innovation 85

Completely I ntegrated Digital Platform Leveraging Existing Hospital Networks Broadens Patient Access to Focal Therapy FocalConnect Focal One Uniquely Designed for High - Fidelity Focal Therapy Telecollaboration 86

World's First Transcontinental Focal One HIFU Telecollaboration


Cleveland Clinic
7,000+
miles
Cleveland
Abu Dhabi
Leveraged Hospital Network with
No Delays or Interruptions

UroToday

EUS 2025: The First-in-Human Transcontinental Telesurgery Collaboration for High-Intensity Focused Ultrasound: A New Era in Globalizing Focal Cancer Treatment for Prostate…

The first reported case of transcontinental telesurgery using High-Intensity Focused Ultrasound (HIFU) for the treatment of localized prostate cancer.

Apr 29, 2025

Dr. Oliveras
"After a while I forgot I was doing a remote surgery."

Dr. Hassen
"[Dr. Oliveras] was enabled to seamlessly perform the procedure from beginning to end without my intervention."

FocalTherics™ 87

Dual Console (Operating Room) Regional Hospital Network Across Hospital Campus FocalConnect Enabling a New Paradigm in Focal Therapy Telecollaboration 88

Dual Console (Operating Room) Across Hospital Campus Regional Hospital Network 89 FocalConnect Enabling a New Paradigm in Focal Therapy Telecollaboration

Regional Hospital Networks Dual Console (Operating Room) 90 Across Hospital Campus FocalConnect Enabling a New Paradigm in Focal Therapy Telecollaboration

Operating Room Across Hospital Campus Regional Hospital Networks FocalConnect Enabling a New Paradigm in Focal Therapy Telecollaboration 91

Abu Dhabi Cleveland Akron Florida London “This innovative approach [with Focal One Robotic HIFU] not only allows us to share expertise across Cleveland Clinic’s locations but also expands access to specialized care for patients , no matter where they are.” FocalConnect Accelerates the Sharing of Best Practices in Broadening Patient Access to Expert Care Dr. Jihad Kaouk, MD Enterprise Chair of Urology FocalConnect 92

Focused Advanced Ultrasound Imaging Robotics Remote Connectivity AI Driven Treatment Precision Focused Ultrasound 93 Scalable Focal One Platform Enables Simultaneous Innovation

Histotripsy HIFU Lithotripsy Pressure Time • Short Pulse Bursts Tissue Effect: Non - Thermal Mechanical Fractionation of Tissue into Microparticles, Tissue is Liquified Pressure Time • Long Pulse (Continuous Wave) Tissue Effect: Thermal Coagulative Necrosis in the Focal Zone; Surrounding Tissue Largely Spared Pressure Time • Very Short Shock Pulse Mechanism & Tissue Effect: Mechanical Stress Causes Cracks and Fragmentations of Calcified Structures 94

95 Histotripsy Leveraging Focal One HIFU Transducer Histotripsy - related technologies and applications are under development and may require additional testing, validation, and regulatory authorization prior to commercialization.

Histotripsy Leveraging Focal One Treatment Workflow 96

Scalable Focal One Platform Enables Simultaneous Innovation Robotics AI - Driven Treatment Remote Connectivity Advanced Imaging HIFU & Histotripsy 97

Focal One HIFU and Histotripsy 98 HIFU

Focal One HIFU and Histotripsy HIFU Histotripsy 99

Focal One HIFU and Histotripsy HIFU Histotripsy 100

Focal One HIFU and Histotripsy HIFU Histotripsy HIFU + Histotripsy 101 Actively Developing and Filing Novel Intellectual Property Covering The Unique Combination of HIFU and Histotripsy to Strengthen our IP Portfolio

Scalable Focal One Platform Enables Simultaneous Innovation Robotics HIFU & Histotripsy AI - Driven Treatment Remote Connectivity Advanced Imaging 102

Expanding Focal One to a Single Platform to Treat Multiple Indications with a Combination of HIFU and Histotripsy Advanced Imaging with PSMA PET AI - Assisted Treatment & Ablation Assessment Training and Telecollaboration via FocalConnect Most Compatible Precise Energy Delivery Easiest to Learn, Use & Teach Minimal OR Staffing Shortest Treatment Times 103 Focal One Robotic Focal Therapy Difference

Positioned for Growth A Pure - Play HIFU Company Ken Mobeck, CFO 104

HIFU Revenue ($M) $16 $22 $26 $37 $52 CY22 CY23 CY24 CY25 CY26E ~40% Y/Y Growth Commitment to HIFU Portfolio Accelerating Our Growth Engine +32% 3 - Yr CAGR EDAP Revenue ($M) Strategic Emphasis Away from Non - Core 7% 3 - Yr CAGR $24 $33 $43 $44 $42 $52 $37 $16 $22 $26 CY22 CY23 CY24 CY25 CY26E Moving Non - Core ESWL and Distribution Business to Discontinued Operations as of Q2 CY26 Non - Core HIFU 105 Note: CY 26E = Midpoint o f CY26 Guidance Range

CY 2026 Updated Revenue Guidance Reiterating HIFU Only Guidance (Non - Core Classified to Discontinued Operations) • Accelerated Revenue Growth • Higher Gross Margins • Lower Operating Expenses • Pathway to Operating Income Breakeven in CY28 Benefits of HIFU Focus Revenue Guidance ($M) Previous CY26 Guidance 106 New CY26 Guidance Non - Core $22 - $26 HIFU $50 - $54 HIFU $50 - $54

Long-Term Target Revenue Growth Model

Focal One System Placements & Procedure Volumes Remain Primary Catalysts

HIFU Revenue ($M)


~40%
3-Yr CAGR
+32%
3-Yr CAGR
$16
$22
$26
$37
CY22
CY23
CY24
CY25
CY26E
CY27E
CY28E

Growth Drivers

- Continued **Penetration** into Core U.S. Markets
- **International Expansion** into New Markets
- **Procedure** Volumes Growth
- Continued **Marketing Program** Development
- **New Indications** will Boost Procedures
- **Installed Base** Growth

FocalTherics 107

Opportunities to Drive Operating Leverage

Levers to Drive HIFU Target Gross Margin to ~60%

HIFU Gross Margin (%)



(850 bps)
~ +1200 bps
56.6%
50.9%
51.5%
48.1%
~60%
CY22
CY23
CY24
CY25
CY26E
CY27E
CY28E

Levers

- Bill of Materials **Optimization**
- Continued Strong **Capital Unit** Growth
- **Procedure** Volumes Driving **Consumables**
- Maintain **Pricing** Discipline
- Enhanced **Capacity Utilization**

FocalTherics™

Disciplined Operating Expense Investment

Operating Leverage Driven by Revenue Growth, Efficiency Gains and Platform Extendibility

HIFU Operating Expenses ($M)


$13
$4
$26
$6
$29
$7
$35
$9
CY22
CY23
CY24
CY25
CY26E
CY27E
CY28E
R&D
SG&A
OpEx % of Rev
SGA % of Rev
R&D % of Rev

Priorities

- **R&D Investments** to Expand Indications and Unlock New Markets
  - **BPH**
  - **Artificial Intelligence**
  - **Histotripsy**
- **High Evidence Clinical Studies**
- SG&A Investment to Complete **Global Commercialization** Build-Out

FocalTherics™ 109

CY28E Target Range CY25 Actual ~ 40%+ 3 - Yr CAGR (+/ - 3%) $37M ~60% (+/ - 200 bps) 48.1% Breakeven ($21M) Positive ($19M) ~ 30%+ 3 - Yr CAGR (+/ - 5%) 166 Revenue Gross Margin Operating Income EBITDA Installed Base 2028E Target Model Financial Framework 110 Note: E = Estimate Focused on Driving Positive EBITDA and Breakeven Operating Income to Deliver Shareholder Value

Closing Remarks 111

FocalTherics: Positioned For Strong Growth 112 Large, Underserved Growing Market Differentiated Technology Leading the Category of Robotic Focal Therapy Expanding Favorable Reimbursement Robust Clinical Evidence Accelerated Global Commercial Execution Growing Revenue and Pathway To Profitability

Thank You FocalTherics.com Investor.relations@focalone.com 113